                                 NATIONWIDE(R)
                             VL SEPARATE ACCOUNT-A
              (FORMERLY FINANCIAL HORIZONS VL SEPARATE ACCOUNT-1)
                                 ANNUAL REPORT
                                       TO
                                CONTRACT OWNERS
                               DECEMBER 31, 1995
                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                          HOME OFFICE: COLUMBUS, OHIO

                 NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43216

                                   [PHOTO]

                             PRESIDENT'S MESSAGE

Nationwide Life and Annuity Insurance Company is pleased to bring you the 1995 annual report of the Nationwide VL Separate Account-A.

Both equity and fixed income investments turned in a stellar performance during 1995. The major market indices ended the year fully one-third or more higher than their levels at the beginning of the year. These results equate directly to the returns enjoyed by our variable annuity participants and contract owners.

Low interest rates and modest inflation should provide a continued favorable environment for stocks and fixed income investments during 1996. Slowing levels of economic activity and uncertainty about corporate profits may, however, dampen a repeat of the strong 1995 market performance. The diverse offering of investment options within your contract should enable you to take advantage of changing market conditions.

The year 1995 was a record-setting sales year for our variable investment products. For this we thank you, our valued customer, for your confidence in the Nationwide Insurance Enterprise and in our products. Please do not hesitate to let us know how we can better serve your financial planning and retirement needs.

                          /s/ Peter F. Frenzer
                          Peter F. Frenzer, President

--------------------------------------------------------------------------------
                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (formerly Financial Horizons VL Separate Account-1)
          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY
                               December 31, 1995

ASSETS:
Investments at market value:
Fidelity VIP - Growth Portfolio (FidGro)
     1,203 shares (cost $27,185)                        $ 35,127
Nationwide SAT - Capital Appreciation Fund (NWCapApp)
     85 shares (cost $930)                                 1,145
Nationwide SAT - Government Bond Fund (NWGvtBd)
     1,282 shares (cost $13,566)                          14,562
Nationwide SAT - Money Market Fund (NWMyMkt)
     1,941 shares (cost $1,941)                            1,941
Nationwide SAT - Total Return Fund (NWTotRet)
     960 shares (cost $9,900)                             11,079
Neuberger & Berman - Balanced Portfolio (NBBal)
     682 shares (cost $10,265)                            11,942
TCI Portfolios - TCI Advantage (TCIAdv)
     56,330 shares (cost $285,447)                       348,683
                                                        --------
          Total investments                              424,479
Accounts receivable                                          294
                                                        --------
          Total assets                                   424,773
                                                        ========
CONTRACT OWNERS' EQUITY                                 $424,773
                                                        ========


Contract owners' equity represented by:                   UNITS    UNIT VALUE
Multiple Payment Contracts and Flexible Premium           -----    ----------
Contracts:
    Fidelity VIP - Growth Portfolio                        2,002   $17.583952     $ 35,203
    Nationwide SAT - Capital Appreciation Fund                78    14.713230        1,148
    Nationwide SAT - Government Bond Fund                    971    14.984933       14,550
    Nationwide SAT - Money Market Fund                       164    11.714295        1,921
    Nationwide SAT - Total Return Fund                       608    18.192762       11,061
    Neuberger & Berman - Balanced Portfolio                  820    14.878481       12,200
    TCI Portfolios - TCI Advantage                           276    13.112917        3,619
    TCI Portfolios - TCI Advantage
    Initial Funding by Depositor (note 1a)                25,000    13.802855      345,071
                                                          ======    =========      =======
                                                                                  $424,773
                                                                                  ========



See accompanying notes to financial statements.

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                                       4

                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (formerly Financial Horizons VL Separate Account-1)
        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  Years Ended December 31, 1995, 1994 and 1993


                                                                          1995             1994            1993
                                                                       ---------          -------        -------

INVESTMENT ACTIVITY:
     Reinvested capital gains and dividends                            $  13,451           12,249          7,192
                                                                       ---------          -------        -------
     Gain (loss) on investments:
          Proceeds from redemptions of mutual fund shares                 36,212          134,821         99,921
          Cost of mutual fund shares sold                                (35,326)        (138,965)       (99,869)
                                                                       ---------          -------        -------
          Realized gain (loss) on investments                                886           (4,144)            52
          Change in unrealized gain (loss) on investments                 53,488           (7,482)        13,210
                                                                       ---------          -------        -------
          Net gain (loss) on investments                                  54,374          (11,626)        13,262
                                                                       ---------          -------        -------
               Net investment activity                                    67,825              623         20,454
                                                                       ---------          -------        -------
EQUITY TRANSACTIONS:
          Purchase payments received from contract owners                 36,589              -           91,893
          Surrenders (note 2d)                                              (164)          (9,107)        (8,020)
          Policy loans (net of repayments) (note 4)                      (23,321)             -             -
                                                                       ---------          -------        -------
               Net equity transactions                                    13,104           (9,107)        83,873
                                                                       ---------          -------        -------
EXPENSES:
     Deductions for surrender charges (note 2d)                              -               -            (2,559)
     Redemptions to pay cost of insurance charges and
          administrative charges (notes 2b and 2c)                       (12,670)         (20,999)        (6,826)
     Deductions for asset charges (note 3)                                  (621)          (1,049)          (298)
                                                                       ---------          -------        -------
          Total expenses                                                 (13,291)         (22,048)        (9,683)
                                                                       ---------          -------        -------
     NET CHANGE IN CONTRACT OWNERS' EQUITY                                67,638          (30,532)        94,644
     CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD                         357,135          387,667        293,023
                                                                       ---------          -------        -------
     CONTRACT OWNERS' EQUITY END OF PERIOD                             $ 424,773          357,135        387,667
                                                                       =========          =======        =======





See accompanying notes to financial statements.



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                                       5

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                        NATIONWIDE VL SEPARATE ACCOUNT-A
              (formerly Financial Horizons VL Separate Account-1)
                         NOTES TO FINANCIAL STATEMENTS
                        December 31, 1995, 1994 and 1993

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) Organization and Nature of Operations

     The Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company) (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940. On August 21, 1991, the Company (Depositor) transferred to the Account, 50,000 shares of the TCI Portfolios, Inc.-TCI Advantage fund for which the Account was credited with 25,000 accumulation units. The value of the accumulation units purchased by the Company on August 21, 1991 was $250,000.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through banks and other financial institutions; however, other distributors may be utilized.

  (b) The Contracts

     Only contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, have been purchased. Additionally, contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, have been purchased. See note 2 for a discussion of policy charges and note 3 for asset charges.

     Contract owners may invest in the following:
     Portfolio of the Fidelity Variable Insurance Products Fund (Fidelity VIP);
         Fidelity VIP - Growth Portfolio (FidGro)

     Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);

         Nationwide SAT - Capital Appreciation Fund (NWCapApp)
         Nationwide SAT - Government Bond Fund (NWGvtBd)
         Nationwide SAT - Money Market Fund (NWMyMkt)
         Nationwide SAT - Total Return Fund (NWTotRet)

     Portfolio of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);
         Neuberger & Berman - Balanced Portfolio (NBBal)

     Portfolio of the TCI Portfolios, Inc. (TCI Portfolios);
         TCI Portfolios - TCI Advantage (TCIAdv)

     At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar investment options, the latter being included in the accounts of the Company.

  (c) Security Valuation, Transactions and Related Investment Income

     The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. The cost of investments sold is determined on a specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

  (d) Federal Income Taxes

     Operations of the Account form a part of, and are taxed with, the operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

     The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) POLICY CHARGES

  (a) Deductions from Premiums

     On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

  (b) Cost of Insurance

     A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

  (c) Administrative Charges

     For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

     For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

     For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

         Purchase payments totalling less than $25,000 - $90/year
         Purchase payments totalling $25,000 or more - $50/year

     The above charges are assessed against each contract by liquidating units.

     No charges were deducted from the initial funding, or from the earnings thereon.

(d) Surrenders

     Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

     For multiple payment contracts and flexible premium contracts, the amount charged is determined based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

     For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. The charge is 8.5% in the first year, and declines to 0% after the ninth year.

  (3) ASSET CHARGES

     For multiple payment contracts and flexible premium contracts, the Company deducts charges from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance charges. The charge is equal to an annual rate of .80%, with certain exceptions.

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. The charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     The above charges are assessed through the daily unit value calculation. No charges are deducted from the initial funding, or from earnings thereon.

(4) POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% of a policy's cash surrender value. On each policy anniversary following the initial loan, 6% interest is due and payable to the Company.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(5) SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each sub-account in the following format:

-        Beginning unit value - Jan. 1
-        Reinvested capital gains and dividends
         (This amount reflects the increase in the unit value due to capital gains and dividend distributions from the underlying mutual funds.)
-        Unrealized gain (loss)
         (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)
-        Asset charges
         (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)
-        Ending unit value - Dec. 31
-        Percentage increase (decrease) in unit value.




--------------------------------------------------------------------------------

Schedule I
NATIONWIDE VL SEPARATE ACCOUNT-A
(formerly Financial Horizons VL Separate Account-1)
MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS
SCHEDULES OF CHANGES IN UNIT VALUE
Years Ended December 31, 1995, 1994 and 1993



                                                         FidGro          NWCapApp         NWGvtBd         NWMyMkt
                                                         ------          --------         -------         -------

1995
    Beginning unit value - Jan. 1                       $13.094007       11.465403       12.720514       11.176411
---------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                 .072389         .653781         .903001         .629782
---------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                4.544905        2.696528        1.472503         .000000
---------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.127349)       (.102482)       (.111085)       (.091898)
---------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                         $17.583952       14.713230       14.984933       11.714295
---------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*           34%              28%             18%             5%
=====================================================================================================================

1994
    Beginning unit value - Jan. 1                       $13.201441       11.662121       13.250482       10.845265
---------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                 .794469         .184927         .833925         .419275
---------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                (.799798)       (.289863)      (1.261429)        .000000
---------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.102105)       (.091782)       (.102464)       (.088129)
---------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                         $13.094007       11.465403       12.720514       11.176411
---------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*           (1)%             (2)%           (4)%              3%
=====================================================================================================================

1993
    Beginning unit value - Jan. 1                       $11.148182       10.725293       12.196370       10.639809
---------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                 .248048         .261975         .781559         .291848
---------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                1.903014         .761628         .376228         .000000
---------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.097803)       (.086775)       (.103675)       (.086392)
---------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                         $13.201441       11.662121       13.250482       10.845265
---------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*           18%               9%             9%              2%
=====================================================================================================================





                                                          NWTotRet        NBBal            TCIAdv           TCIAdv+
                                                          --------        -----            ------           -------

1995
    Beginning unit value - Jan. 1                        14.205723       12.118394       11.321934        11.822996
-------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                1.413734         .308616         .411556          .431938
-------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                2.703396        2.562255        1.477165         1.547921
-------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.130091)       (.110784)       (.097738)         .000000
-------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                          18.192762       14.878481       13.112917        13.802855
-------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*            28%             23%             16%             17%
===================================================================================================================

1994
    Beginning unit value - Jan. 1                        14.167308       12.640011       11.295721        11.701906
-------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                 .717782         .493181         .297670          .309969
-------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                (.565055)       (.916591)       (.181209)        (.188879)
-------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.114312)       (.098207)       (.090248)         .000000
-------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                          14.205723       12.118394       11.321934        11.822996
-------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*            0%              (4)%             0%              1%
===================================================================================================================

1993
    Beginning unit value - Jan. 1                        12.875439       11.969093       10.657984        10.953160
-------------------------------------------------------------------------------------------------------------------
    Reinvested capital gains and dividends                 .527331         .184591         .223352          .230690
-------------------------------------------------------------------------------------------------------------------
    Unrealized gain (loss)                                  .873117        .583624         .502395          .518056
-------------------------------------------------------------------------------------------------------------------
    Asset charges                                         (.108579)       (.097297)       (.088010)         .000000
-------------------------------------------------------------------------------------------------------------------
    Ending unit value - Dec. 31                          14.167308       12.640011       11.295721        11.701906
-------------------------------------------------------------------------------------------------------------------
    Percentage increase (decrease) in unit value*           10%              6%              6%               7%
===================================================================================================================



*An annualized rate of return cannot be determined as asset charges do not include the policy charges described in note 2.

+ For Depositor, see note 1a.


See note 5.

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                                      9

--------------------------------------------------------------------------------

                          Independent Auditors' Report

The Board of Directors and Contract Owners of
     Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1)
     Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company)

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1995, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VL Separate Account-A (formerly Financial Horizons VL Separate Account-1) as of December 31, 1995, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1996


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                                       11

NATIONWIDE LIFE INSURANCE COMPANY                                   Bulk Rate
HOME OFFICE: ONE NATIONWIDE PLAZA - COLUMBUS, OHIO 43215-2220      U.S. Postage
                                                                     P A I D
                                                                  Columbus, Ohio
                                                                  Permit No. 521



    Nationwide(R) is a registered federal service mark of Nationwide Mutual
                               Insurance Company.